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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT  TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JULY 21, 1997
                Date of report (Date of earliest event reported)

                                  ANALOGY, INC.
             (Exact name of registrant as specified in its charter)







             OREGON                         0-27752              93-0892014
  (State or other jurisdiction     (Commission File Number)     (IRS Employer
of incorporation or organization)                            Identification No.)





                              9205 SW GEMINI DRIVE
                             PORTLAND, OREGON  97008
              (Address of principal executive offices and zip code)

                                  503-626-9700
               (Registrant's telephone number including area code)



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ITEM 5.   OTHER EVENTS

On July 21, 1997 Analogy, Inc. (the "Company") issued a press release containing information about the Company's financial results for the quarter ended June 30, 1997. The press release is included herein as Exhibit 99.1.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

                    99.1   Press Release



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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 21, 1997


                              ANALOGY, INC.


                               By: /s/ TERRENCE A. RIXFORD
                                   ------------------------------
                                Terrence A. Rixford
                                Vice President, Finance and Administration
                                (Principal Financial Officer)


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